DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus California Intermediate Municipal Bond Fund. For its semi-annual reporting period ended September 30, 1995, your Fund produced a total return of 8.47%, including share price changes and dividends.* Income dividends exempt from Federal and State of California personal income taxes of approximately $.317 per share were paid.** This is equivalent to an annualized tax-free distribution rate per share of 4.75%.***
    The Federal Reserve Board relaxed its policy of monetary restraint when it lowered the Fed Funds rate on July 6, 1995. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. (Despite the monetary restraint that existed, long-term rates had begun to decline early in the year.) The Fed's policy of restraint had been based on concern about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise and corporate cost reduction programs continued to increase layoffs. But after the Fed Funds rate was increased, economic signals became mixed, and inflationary expectations, subdued. Accordingly, interest rates have stabilized.
    More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. While it is expected that the stronger numbers will forestall any immediate easing by the Federal Reserve Board, one should not rule out the possibility of another Fed move before year end.
    A word about inflation: Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond prices since easing inflation can result in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Of course, there is no guarantee how the bond market will perform at any time. Although we strive to maintain a high level of current tax exempt income for the Fund, we always are very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures caused rates to tumble and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: Business conditions were weaker than monetary policymakers had thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, we believe further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased by the good performance of late in the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.

    The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    During the reporting period, the portfolio's structure has remained in keeping with our view of interest rate trends during the period. We have kept the duration of the Fund long in response to a perceived slowing of the economy. The portfolio's performance has been very positive as a result of this structure and interest rate declines. While this decline in interest rates has fueled total return performance, it constitutes a primary threat to an income-oriented Fund since, in this environment, the risk of early redemption of high coupon securities rises dramatically. A central strategy during this period has been to identify such securities and attempt to achieve a price above the redemption value and reinvest proceeds at an attractive level of income. Of course, past performance is no guarantee of future results.
   Going forward, some movement away from the aggressive portfolio structure will be made. While we do not envision a major sell-off, we believe that the upward movement in prices will moderate and that income will provide the bulk of the returns to be seen during the balance of 1995.
    The issuance of new tax exempt bonds continues at a lackluster pace while, at the same time, a substantial amount of outstanding bonds are being retired. Therefore, our strategies are influenced and their implementations limited, at times, by the fact that there exists a limited inventory of securities from which to choose.
    Our primary tasks - to protect principal, maintain liquidity and distribute a high level of current tax exempt income to you - continue to guide our portfolio management decisions. The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16. 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                  SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                AMOUNT           VALUE
                                                                                               --------------    --------------
CALIFORNIA-97.4%
Alameda County, COP (Capital Projects) 6%, 6/1/2000.........................                $          500,000      $    521,195
State of California, GO:
    6.20%, 9/1/2002.........................................................                           500,000           542,320
    6.50%, 3/1/2005.........................................................                        10,000,000        11,091,800
    Veterans Bonds 6.25%, 2/1/2014..........................................                         1,500,000         1,500,960
California Department of Water Resources, Water Systems Revenue
    (Central Valley Project) 5.90%, 12/1/2005...............................                         1,175,000         1,267,167
California Health Facilities Financing Authority, Revenue:
    (Adventist Health System / West) 6.40%, 3/1/2002 (Insured; MBIA)........                           500,000           548,365
    (Catholic Healthcare West):
      4.50%, 7/1/2002.......................................................                         2,500,000         2,474,025
      4.70%, 7/1/2003.......................................................                         2,500,000         2,488,575
    (Downey Community College):
      5.10%, 5/15/2002......................................................                         2,500,000         2,484,575
      5.20%, 5/15/2003......................................................                         2,500,000         2,475,050
    (Marin General Hospital):
      5.50%, 8/1/2001 (Insured; FSA)........................................                         1,580,000         1,657,751
      5.60%, 8/1/2002 (Insured; FSA)........................................                         1,670,000         1,763,904
      5.70%, 8/1/2003 (Insured; FSA)........................................                         1,760,000         1,871,795
    Refunding (Saint Francis Memorial Hospital) 5.75%, 11/1/2003............                         1,130,000         1,135,729
California Housing Finance Agency, Revenue:
    5.80%, 8/1/2003.........................................................                         1,130,000         1,151,967
    6%, 2/1/2010............................................................                         2,000,000         1,964,020
    (Multi-Unit Rental Housing) 6.50%, 8/1/2005.............................                           500,000           522,480
California Pollution Control Financing Authority, Revenue:
    Pollution Control (Laidlaw, Inc.) 6.50%, 5/1/2002 (LOC; Bank of America) (a)                     1,500,000         1,559,025
    Solid Waste Disposal (North County Recycling Center)
      6.20%, 7/1/2002 (LOC; Union Bank of Switzerland) (a)..................                         2,000,000         2,087,060
California Public Capital Improvements Financing Authority, Revenue
    (Joint Powers Agency-Pooled Projects) 8.25%, 3/1/1998...................                           285,000           309,592
California Public Works Board, LR:
    (Department of Corrections-California State Prisons-Susanville)
      5%, 6/1/2005..........................................................                         3,000,000         2,930,130
    (Department of Corrections-Calipatria) 6.10%, 9/1/2003 (Insured; MBIA)..                         1,000,000         1,085,160
    (Refunding-Various Universities of California Projects) 5.10%, 6/1/2004.                         3,070,000         3,050,659
    (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)..................                         6,100,000         6,672,790
    (Various Community College Projects ) 6%, 12/1/2008 (Insured; AMBAC)....                         3,975,000         4,180,587
    (Various University of California Projects) 5.90%, 12/1/2003 (Insured; AMBAC)                    1,000,000         1,079,170
California Statewide Community Development Authority, LR
    (Oakland Convention Centers Project) 6%, 10/1/2004 (Insured; AMBAC).....                         2,700,000         2,911,113

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                  --------------    --------------
CALIFORNIA (CONTINUED)
Central Coast Water Authority, Revenue
    (Water Project) 6.15%, 10/1/2005 (Insured; AMBAC).......................                   $     2,000,000     $   2,172,740
Central Valley Financing Authority, Cogeneration Project Revenue
    (Carson Ice General Project) 5.70%, 7/1/2003............................                         2,000,000         2,013,480
Contra Costa County, COP (Merrithew Memorial Hospital Replacement)
    6.20%, 11/1/2001........................................................                         1,145,000         1,190,720
Daly City, COP, Refunding:
    5.30%, 6/1/2001 (Insured; MBIA).........................................                         1,170,000         1,214,542
    5.30%, 6/1/2002 (Insured; MBIA).........................................                         1,230,000         1,276,752
Desert Sands, Unified School District, COP 4.75%, 3/1/2001..................                         7,030,000         6,891,579
East Bay Municipal Utility District, Water Systems Revenue, Refunding:
    6%, 6/1/2004............................................................                         1,365,000         1,467,607
    6%, 6/1/2005............................................................                           560,000           598,153
    6.10%, 6/1/2006.........................................................                         2,000,000         2,125,620
Encinitas Union School District, COP (Measure B Capital Projects):
    4.875%, 9/1/2000........................................................                         1,000,000         1,010,850
    5%, 9/1/2001............................................................                         1,000,000         1,012,220
Escondido Joint Powers Financing Authority, LR:
    (Escondido Civic Center Project) 6%, 9/1/2005 (Insured; AMBAC)..........                         1,400,000         1,517,516
    Refunding (California Center for the Arts) 5.90% 9/1/2010 (Insured; AMBAC)                       3,440,000         3,534,703
Fairfield Public Financing Authority, Revenue (Fairfield Redevelopment
Projects):
    4.70%, 8/1/2002 (Insured; CGIC).........................................                         1,525,000         1,528,446
    4.80%, 8/1/2003 (Insured; CGIC).........................................                         1,910,000         1,914,832
Fontana Redevelopment Agency, Tax Allocation, Refunding
    (Jurupa Hills Redevelopment Project) 6.90%, 10/1/2002...................                           435,000           464,284
Garden Grove Agency, Community Development, Tax Allocation, Refunding
    (Garden Grove Community Project):
      5.20%, 10/1/2001......................................................                         1,225,000         1,231,260
      5.30%, 10/1/2002......................................................                         1,285,000         1,293,198
Industry Urban Development Agency, Tax Allocation, Refunding
    (Civic Recreation Project No. 1) 5.40%, 5/1/2002 (Insured; MBIA)........                         2,500,000         2,608,125
Long Beach, COP (Fleet Services Project) 6.10%, 5/1/2001....................                           500,000           535,550
Long Beach Harbor, Revenue:
    4.50%, 5/15/2001........................................................                         5,000,000         4,972,750
    4.50%, 5/15/2002........................................................                         5,240,000         5,168,893
City of Los Angeles:
    (Judgement Obligation) 5%, 8/1/2002.....................................                         3,000,000         3,025,470

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                 --------------    --------------
CALIFORNIA (CONTINUED)
City of Los Angeles (continued):
    Revenue:
      Harbor Department 6%, 8/1/2006........................................                     $   1,320,000    $    1,386,317
      Home Mortgage 9.875%, 12/1/2004.......................................                            35,000            35,766
      Mortgage, Refunding:
          5.75%, 7/1/2002 (Insured; MBIA)...................................                           980,000         1,015,927
          5%, 1/1/2005 (Insured; MBIA)......................................                           935,000           927,408
      Wastewater System:
          5.90%, 6/1/2003 (Insured; AMBAC)..................................                         1,000,000         1,075,140
          6%, 6/1/2004 (Insured; AMBAC).....................................                         1,000,000         1,081,120
Los Angeles, Multi-Family Revenue (Earthquake Rehabilitation Projects)
    5.65%, 12/1/2025 (Insured; FNMA)........................................                        10,000,000        10,098,800
Los Angeles Convention and Exhibition Center Authority, LR, Refunding
    4.90%, 8/15/2005 (Insured; MBIA)........................................                         2,190,000         2,164,552
Los Angeles County, COP:
    (Edmund D. Edelman Children's Court):
      5.80%, 4/1/2001 (Insured; AMBAC)......................................                           500,000           530,635
      6%, 4/1/2003 (Insured; AMBAC).........................................                           500,000           539,725
      6.25%, 7/1/2003.......................................................                         5,155,000         5,207,684
    (Hospital Information System-LAC-USU Medical Center) 5.90%, 12/1/1997...                           400,000           408,112
    (Multiple Capital Facilities Project II) 7%, 3/1/2003...................                         1,000,000         1,060,880
Los Angeles County Capital Asset Leasing Corporation, Leasehold Revenue,
Refunding
    5.75%, 12/1/2004 (Insured; AMBAC).......................................                         2,600,000         2,777,346
Los Angeles County Transportation Commission,
    Sales Tax Revenue, Refunding:
      5.75%, 7/1/2001 (Insured; FGIC).......................................                         1,250,000         1,326,400
      6%, 7/1/2004 (Insured; FGIC)..........................................                         2,000,000         2,166,760
Los Angeles Department of Water & Power, Electric Plant Revenue,
    Crossover Refunding 5.75%, 9/1/2013.....................................                         2,000,000         1,943,300
Martinez Unified School District, Refunding:
    5.25%, 8/1/2001.........................................................                         1,030,000         1,044,904
    5.50%, 8/1/2003.........................................................                         1,170,000         1,193,260
    5.75%, 8/1/2004.........................................................                         1,240,000         1,276,568
Mojave Water Agency (Improvement District M-Morongo Basin):
    5.875%, 9/1/1999........................................................                           690,000           709,499
    6%, 9/1/2000............................................................                           730,000           751,528
New Haven Unified School District, COP, Refunding 5.15%, 7/1/2000...........                         4,090,000         4,163,825

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                 --------------    --------------
CALIFORNIA (CONTINUED)
Northern California Power Agency, Public Power Revenue, Refunding
    (Hydroelectric Power Project):
      5.75%, 7/1/2001 (Insured; MBIA).......................................                    $    1,210,000      $  1,283,955
      5.80%, 7/1/2002 (Insured; MBIA).......................................                           570,000           608,429
Oakland, COP, Refunding (Oakland Museum) 6%, 4/1/2012 (Insured; AMBAC)......                        12,500,000        12,657,875
Oakland Redevelopment Agency, Refunding
    (Central District Redevelopment-Senior Tax Allocation):
      5.65%, 2/1/2003 (Insured; AMBAC)......................................                         1,500,000         1,585,575
      5.75%, 2/1/2004 (Insured; AMBAC)......................................                         1,500,000         1,594,740
Pasadena, COP, Refunding (Capital Project):
    5.90%, 1/1/2002.........................................................                           250,000           261,390
    6%, 1/1/2003............................................................                           400,000           420,576
Port Oakland, Revenue:
    Port:
      5.50%, 11/1/1999 (Insured; MBIA)......................................                         1,000,000         1,042,610
      6.10%, 11/1/2003 (Insured; MBIA)......................................                         1,245,000         1,348,908
    Special Facilities (Mitsui O.S.K. Lines Ltd.)
      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan) (a)...................                         1,000,000         1,039,800
Riverside County:
    Asset Leasing Corp., Leasehold Revenue (Riverside County Hospital
Project)
      5.90%, 6/1/2002.......................................................                         3,000,000         3,042,570
    Housing Authority, MFHR, Refunding (El Dorado Apartments Project)
      5.40%, 6/1/2003.......................................................                         7,600,000         7,670,604
San Bernardino County, COP (West Valley Detention Center)
    5.90%, 11/1/2001 (Insured; MBIA)........................................                         1,000,000         1,072,140
San Diego County Water Authority, Water Revenue, COP, Refunding:
    5.30%, 5/1/2002 (Insured; FGIC).........................................                         3,000,000         3,112,890
    5.40%, 5/1/2003 (Insured; FGIC).........................................                         2,000,000         2,085,800
San Francisco City and County:
    5.50%, 6/15/2009 (Insured; FGIC)........................................                         2,500,000         2,499,750
    5.50%, 6/15/2010 (Insured; FGIC)........................................                         2,500,000         2,465,075
San Francisco City and County Airports Commission, International Airport
Revenue:
    6.20%, 5/1/2015.........................................................                         1,325,000         1,346,916
    Refunding 6.20%, 5/1/2004...............................................                           500,000           545,835
San Francisco Unified School District, COP, Refunding
    5.70%, 9/1/2003 (Insured; MBIA).........................................                         1,000,000         1,051,230
San Joaquin County, COP (General Hospital Project):
    5.70%, 9/1/2001.........................................................                         2,250,000         2,264,468
    5.80%, 9/1/2002.........................................................                         2,250,000         2,262,600

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                --------------    --------------
CALIFORNIA (CONTINUED)
City of Santa Cruz, COP, Refunding (1992 Refunding Project):
    5.875%, 5/1/1998........................................................                  $        500,000       $   516,600
    6%, 5/1/1999............................................................                           500,000           522,385
Santa Maria Redevelopment Agency, Revenue, Refunding
    (Town and West Side Parking Facilities) 4.625%, 6/1/2001 (Insured; FSA).                         2,665,000         2,661,536
Sierra View Local Hospital District, Health Facility Revenue:
    5.80%, 3/1/2002 (Guaranteed by; State of California)....................                           500,000           510,435
    5.90%, 3/1/2003 (Guaranteed by; State of California)....................                           755,000           773,158
Southern California Public Power Authority, Transmission Project Revenue,
Refunding
    (Southern Transmission Project):
      5.625%, 7/1/2003......................................................                         1,800,000         1,892,682
      6.125%, 7/1/2018......................................................                         5,000,000         5,021,250
Southern California Rapid Transit District, Revenue
    (Special Benefit Assessment District No. A1) 5.75%, 9/1/2005 (Insured: AMBAC)                    8,750,000         9,314,375
Watsonville Mammoth Lakes, COP 7.50%, 6/1/1999..............................                            65,000            65,284
U.S. RELATED-2.6%
Commonwealth of Puerto Rico, Improvement Revenue,
    Refunding 5.10%, 7/1/2002...............................................                         2,000,000         2,030,660
Guam Airport Authority, Revenue 5.80%, 10/1/1999............................                         1,705,000         1,749,603
Puerto Rico Public Buildings Authority, Guaranteed Public Education and
Health Facilities
    6.60%, 7/1/2004 (Prerefunded 7/1/2002) (b)..............................                           500,000           565,465
Virgin Islands Public Finance Authority, Revenue, Refunding 6.60%, 10/1/1998                         1,530,000         1,592,761
                                                                                                                      ---------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $225,221,773)...................                                        $231,461,640
                                                                                                                     ===========

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      GO       General Obligation
CGIC          Capital Guaranty Insurance Corporation             LOC      Letter of Credit
COP           Certificate of Participation                       LR       Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA     Municipal Bond Investors Assurance
FNMA          Federal National Mortgage Association                           Insurance Corporation
FSA           Financial Security Assurance                       MFHR     Multi-Family Housing Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
---------                          --------                       ----------------                    ----------------------
AAA                                Aaa                            AAA                                 53.9%
AA                                 Aa                             AA                                  13.9
A                                  A                              A                                   26.0
BBB                                Baa                            BBB                                  3.3
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                        2.9
                                                                                                    --------
                                                                                                     100.0%
                                                                                                    =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.









See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                          SEPTEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $225,221,773)-see statement.....................................                                    $231,461,640
    Cash....................................................................                                          65,560
    Interest receivable.....................................................                                       3,520,598
    Receivable for shares of Beneficial Interest sold.......................                                       3,000,000
    Prepaid expenses........................................................                                          19,642
                                                                                                                 -----------
                                                                                                                 238,067,440
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $87,026
    Payable for shares of Beneficial Interest redeemed......................                          15,960
    Accrued expenses and other liabilities..................................                         105,156         208,142
                                                                                                    ---------      ----------
NET ASSETS  ................................................................                                     $237,859,298
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $239,710,559
    Accumulated undistributed investment income-net.........................                                            30,136
    Accumulated net realized (loss) on investments..........................                                        (8,121,264)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         6,239,867
                                                                                                                  ------------
NET ASSETS at value applicable to 17,790,980 outstanding shares of
    Beneficial Interest, equivalent to $13.37 per share (unlimited number
    of $.001 par value shares authorized)...................................                                      $237,859,298
                                                                                                                  ============




See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                      $  6,424,810
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $   714,976
      Shareholder servicing costs-Note 2(b).................................                         151,014
      Professional fees.....................................................                          25,150
      Trustees' fees and expenses-Note 2(c).................................                          15,305
      Custodian fees........................................................                          12,274
      Prospectus and shareholders' reports..................................                          11,057
      Registration fees.....................................................                           3,342
      Miscellaneous.........................................................                          18,035
                                                                                                   ---------
                                                                                                     951,153
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         252,323
                                                                                                    ----------
            TOTAL EXPENSES..................................................                                           698,830
                                                                                                                     ----------
            INVESTMENT INCOME-NET...........................................                                         5,725,980
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                      $  112,569
    Net unrealized appreciation on investments..............................                       6,195,255
                                                                                                    ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         6,307,824
                                                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $12,033,804
                                                                                                                   =============





      See independent accountants' review report and notes to financial statements.



DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED       SIX MONTHS ENDED
                                                                                         MARCH 31,         SEPTEMBER 30, 1995
                                                                                         1995              (UNAUDITED)
                                                                                   ---------------        ---------------
OPERATIONS:
    Investment income-net.............................................              $   13,743,031          $     5,725,980
    Net realized gain (loss) on investments...........................                  (8,206,327)                 112,569
    Net unrealized appreciation on investments for the period.........                   4,986,720                6,195,255
                                                                                     -------------            --------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                  10,523,424               12,033,804
                                                                                     -------------            --------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................                 (13,743,031)              (5,695,844)
                                                                                     -------------            --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.....................................                 125,817,911               46,426,077
    Dividends reinvested..............................................                   9,983,535                3,994,544
    Cost of shares redeemed...........................................                (185,996,730)             (58,847,767)
                                                                                      -------------          --------------
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..                 (50,195,284)              (8,427,146)
                                                                                      -------------          --------------
          TOTAL (DECREASE) IN NET ASSETS..............................                 (53,414,891)              (2,089,186)
NET ASSETS:
    Beginning of period...............................................                 293,363,375              239,948,484
                                                                                       -------------         --------------
    End of period (including undistributed investment income-net;
      $30,136 on September 30, 1995)..................................               $ 239,948,484            $ 237,859,298
                                                                                     ==============          ==============


                                                                                         SHARES                  SHARES
                                                                                     -------------            --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                   9,727,979                3,500,790
    Shares issued for dividends reinvested............................                     773,219                  301,429
    Shares redeemed...................................................                 (14,507,181)              (4,435,128)
                                                                                       -------------            --------------
      NET (DECREASE) IN SHARES OUTSTANDING............................                  (4,005,983)                (632,909)
                                                                                      ==============            ==============



See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                          SIX MONTHS ENDED
                                                                         YEAR ENDED MARCH 31,             SEPTEMBER 30, 1995
                                                                ---------------------------------
PER SHARE DATA:                                                1993(1)        1994      1995                (UNAUDITED)
                                                               -------        -------   -------             -------
    Net asset value, beginning of period............          $12.50         $13.32    $13.08                 $13.02
                                                               -------        -------   -------               -------
    INVESTMENT OPERATIONS:
    Investment income-net...........................             .70            .72       .66                    .32
    Net realized and unrealized gain (loss) on investments       .82           (.24)     (.06)                   .35
                                                               -------        -------   -------               -------
      TOTAL FROM INVESTMENT OPERATIONS..............            1.52            .48       .60                    .67
                                                               -------        -------   -------               -------
    DISTRIBUTIONS:
    Dividends from investment income-net............            (.70)          (.72)     (.66)                  (.32)
    Dividends in excess of net realized gain on investments       --            --          --                     --
                                                               -------        -------   -------               -------
      TOTAL DISTRIBUTIONS...........................            (.70)          (.72)     (.66)                  (.32)
                                                               -------        -------   -------               -------
    Net asset value, end of period..................          $13.32         $13.08    $13.02                 $13.37
                                                               =======        =======   =======               =======
TOTAL INVESTMENT RETURN.............................           13.20%(2)       3.52%     4.76%                 10.31%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                --          .04%      .32%                   .58%(2)
    Ratio of net investment income to average
      net assets....................................            5.61%(2)       5.25%     5.13%                  4.79%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager............             .99%(2)        .78%      .47%                   .21%(2)
    Portfolio Turnover Rate.........................            6.74%(3)       6.32%    17.28%                 17.95%(3)
    Net Assets, end of period (000's Omitted).......           $160,716     $293,363    $239,948                $237,859
    (1)  From April 20, 1992 (commencement of operations) to March 31, 1993.
    (2)  Annualized.
    (3)  Not annualized.



See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
The Fund has an unused capital loss carryover of approximately $2,551,000 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to March 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
March 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from April 1, 1995 through September 30, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $252,323 for the six months ended September 30, 1995.
    The Manager has currently undertaken through June 30, 1996, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the average daily value of the Fund's net assets.
    The undertaking may be modified by the Manager from time to time, providing that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1995, the Fund was charged an aggregate of $70,511 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $51,754,309 and $62,944,873, respectively, for the six months ended September 30, 1995, and consisted entirely of long- term and short-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $6,239,867, consisting of $6,540,637 gross unrealized appreciation and $300,770 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of September 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1995 and financial highlights for each of the three years in the period ended March 31, 1995 and in our report dated May 2, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
[Ernst and Young LLP signature logo]



New York, New York
November 7, 1995





[Dreyfus lion "d" logo]

DREYFUS CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            902SA959
[Dreyfus logo]
California
Intermediate
Municipal
Bond Fund
Semi-Annual
Report
September 30, 1995